Exhibit 99.2


                 CERTIFICATION PURSUANT TO
  SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Hasbro, Inc., a Rhode Island corporation (the "Company"), does hereby certify that to the best of the undersigned's knowledge:

   (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission (the "10-Q Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the Company's 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                  /s/ David D.R. Hargreaves
                  -------------------------
                  David D.R. Hargreaves
                  Senior Vice President and Chief Financial Officer of Hasbro, Inc.


Dated: August 13, 2002
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